EXHIBIT 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER

AND INTERIM PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of PwrCor, Inc., (the “Company”) on Form 10Q for the quarter ended September 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas Telegades, the Chief Executive Officer and Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 15, 2021	By: /s/ Thomas Telegades
Name: Thomas Telegades
Title: Chief Executive Officer, Interim Chief Financial Officer
(Principal Executive Officer, Interim Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.